UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      January 12, 2004

M.D.C. Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8951 (Commission file number)	84-0622967 (I.R.S. employer identification no.)

3600 South Yosemite Street, Suite 900, Denver, Colorado 80237

(Address of principal executive offices)         (Zip code)

Registrant’s telephone number, including area code:         (303) 773-1100

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. EXHIBITS

Exhibit Number ____________________ Exhibit 99.1	Description _____________________________________________ Press Release dated January 12, 2004.

ITEM     9.     REGULATION FD DISCLOSURE; and
ITEM   12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

        On January 12, 2004, M.D.C. Holdings, Inc. issued a press release reporting its fourth quarter and annual results for 2003. A copy of this press release is attached hereto as Exhibit 99.1.

        Limitation on Incorporation by Reference. The information being furnished shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: January 12, 2004	By: /s/ Joseph H. Fretz ________________________________ Joseph H. Fretz Secretary and Corporate Counsel
INDEX TO EXHIBITS

Exhibit Number ____________________ Exhibit 99.1	Description _____________________________________________ Press Release dated January 12, 2004.